EXHIBIT 24

POWER OF ATTORNEY



We, the undersigned directors of Lee Enterprises, Incorporated, hereby severally constitute Richard D. Gottlieb and Larry L. Bloom, and each of them, our true and lawful attorneys with full power to them, and each of them, to sign for us and in our names, the capacities indicated below, the Annual Report on Form 10-K of Lee Enterprises, Incorporated for the fiscal year ended September 30, 1999 to be filed herewith and any amendments to said Annual Report, and generally do all such things in our name and behalf in our capacities as directors to enable Lee Enterprises, Incorporated to comply with the provisions of the Securities Exchange Act of 1934 as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Annual Report on Form 10-K and any and all amendments thereto.

                                                              Date

/s/ Rance E. Crain
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Rance E. Crain, Director                             November 16, 1999

/s/ J. P. Guerin
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J. P. Guerin, Director                               November 16, 1999

/s/ Mary E. Junck
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Mary E. Junck, Director                              November 16, 1999

/s/ William E. Mayer
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William E. Mayer, Director                           November 16, 1999

/s/ Andrew E. Newman
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Andrew E. Newman, Director                           November 16, 1999

/s/ Gordon Prichett
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Gordon Prichett   , Director                         November 16, 1999

/s/ Charles E. Rickershauser, Jr.
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Charles E. Rickershauser, Jr., Director              November 16, 1999

/s/ Ronald L. Rickman
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Ronald L. Rickman, Director                          November 16, 1999

/s/ Lloyd G. Schermer
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Lloyd G. Schermer, Chairman of the Board
  and Director                                       November 16, 1999

/s/ Phyllis Sewell
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Phyllis Sewell, Director                             November 16, 1999

/s/ Mark Vittert
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Mark Vittert, Director                               November 16, 1999